UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

HOLLYFRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Suite 1300	Dallas	Texas	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on August 3, 2021, HollyFrontier Corporation (“HollyFrontier”) announced that it had entered into a Business Combination Agreement, dated as of August 2, 2021 (the “Business Combination Agreement”), by and among HollyFrontier, Hippo Parent Corporation, a wholly owned subsidiary of HollyFrontier (“New Parent”), Hippo Merger Sub, Inc., a wholly owned subsidiary of New Parent (“Parent Merger Sub”), The Sinclair Companies (“Sinclair HoldCo”) and Hippo Holding LLC, a wholly owned subsidiary of Sinclair HoldCo (“Sinclair NewCo”), to acquire certain refining, marketing and other businesses of Sinclair Oil Corporation. Pursuant to the Business Combination Agreement, HollyFrontier will acquire Sinclair NewCo by effecting (a) a holding company merger in accordance with Section 251(g) of the Delaware General Corporation Law whereby HollyFrontier will merge with and into Parent Merger Sub, with HollyFrontier surviving such merger as a direct wholly owned subsidiary of New Parent (the “HFC Merger”) and (b) immediately following the HFC Merger, a contribution whereby Sinclair HoldCo will contribute all of the equity interests of Sinclair NewCo to New Parent in exchange for shares of common stock of New Parent, par value $0.01 per share (“New Parent Common Stock”), resulting in Sinclair NewCo becoming a direct wholly owned subsidiary of New Parent (together with the HFC Merger, the “HFC Transactions”). Immediately prior to the HFC Transactions, HEP will effect the transactions contemplated by that certain Contribution Agreement, dated as of August 2, 2021, by and among Sinclair HoldCo, Sinclair Transportation Company (“STC”) and Holly Energy Partners, L.P. (“HEP”), pursuant to which HEP will acquire all of the outstanding shares of STC in exchange for 21 million newly issued common limited partner units of HEP and cash consideration equal to $325 million (together with the HFC Transactions, the “Sinclair Transactions”).

HollyFrontier filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on September 17, 2021 (the “preliminary proxy statement”) and a definitive proxy statement on October 29, 2021 (the “definitive proxy statement”) in connection with the Sinclair Transactions. The definitive proxy statement was mailed to the stockholders of HollyFrontier on or about October 29, 2021.

Litigation Related to the Sinclair Transactions

As previously disclosed, two lawsuits were filed related to the Sinclair Transactions, one in state court and the other in federal court: Robert Garfield v. HollyFrontier Corporation, et al., No. 2021-66396, an individual action filed in Harris County District Court in Houston, Texas in which the plaintiff generally alleges Delaware state law claims that members of the HollyFrontier board of directors (the “Board”) breached fiduciary duties and failed to make complete disclosures in the preliminary proxy statement; and Gerald Lovoi v. HollyFrontier Corporation, et al., Case No. 1:21-cv-08805, an individual action filed in the United States District Court for the Southern District of New York in which the plaintiff generally alleges that HollyFrontier and members of the Board violated federal securities laws, Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and the related rules and regulations thereunder, by omitting material disclosures from the preliminary proxy statement.

Following the filing of the definitive proxy statement on October 29, 2021, six additional lawsuits were filed in federal court, in which the plaintiff asserted claims generally similar to those asserted in the prior federal case: Jared Abrams v. HollyFrontier Corporation, et al., Case No. 1:21-cv-09309, an individual action filed in the United States District Court for the Southern District of New York; Christopher Quayle v. HollyFrontier Corp., et al., Case No. 1:21-cv-03079, an individual action filed in the United States District Court for the District of Colorado; Shannon Jenkins v. HollyFrontier Corp., et al., Case No. 1:21-cv-09497, an individual action filed in the United States District Court for the Southern District of New York; William Bancroft v. HollyFrontier Corp., et al., Case No. 1:21-cv-09878, an individual action filed in the United States District Court for the Southern District of New York; Stanley Jacobs v. HollyFrontier Corp., et al., Case No. 1:21-cv-01668, an individual action filed in the United States District Court for the District of Delaware; and Timothy Dolan v. HollyFrontier Corp., et al., Case No. 1:21-cv-01670, an individual action filed in the United States District Court for the District of Delaware.

In addition, the Board received two demands from stockholders for additional disclosures similar to those demanded in the federal lawsuits.

Additional lawsuits or demands may be received. There will be no further disclosures of additional complaints or demands received or filed unless they materially differ from those already disclosed.

The defendants believe that the lawsuits and the demand described above are without merit, and that no further disclosure is required under applicable law. HollyFrontier is making the supplemental disclosures to avoid the risk that the lawsuits may delay or otherwise adversely affect the consummation of the proposed Sinclair Transactions and to minimize the expense of defending such action. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

The supplemental disclosures contained below should be read in conjunction with the definitive proxy statement, which is available on the Internet site maintained by the SEC at http://www.sec.gov, along with periodic reports and other information HollyFrontier files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the definitive proxy statement, the information set forth herein shall supersede or supplement the information in the definitive proxy statement. All page references are to pages in the definitive proxy statement, and terms used below, unless otherwise defined, have the meanings set forth in the definitive proxy statement.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

The following disclosure replaces the last full paragraph on page 3 of the definitive proxy statement, under the caption “Questions and Answers about the Special Meeting and Voting – Is Holly Energy Partners a party to the BCA?”:

No. However, on August 2, 2021, Holly Energy Partners, L.P., a Delaware limited partnership (“HEP”), Sinclair HoldCo, and Sinclair Transportation Company, a Wyoming corporation and wholly owned subsidiary of Sinclair HoldCo (“Sinclair Transportation”), entered into a Contribution Agreement (the “Contribution Agreement”) pursuant to which HEP will acquire all of the outstanding shares of Sinclair Transportation in exchange for 21,000,000 newly issued common units of HEP (the “Sinclair Transportation Unit Consideration”) and cash consideration (the “Sinclair Transportation Cash Consideration”) of $325 million (the “HEP Transactions,” and together with the HFC Transactions, the “Sinclair Transactions”). The Sinclair Transportation Unit Consideration is subject to reduction if, as a condition to obtaining antitrust clearance for the Sinclair Transactions, HEP agrees to divest a portion of its equity interest in UNEV Pipeline, LLC and the sales price for such interests does not exceed the threshold provided in the Contribution Agreement. The Sinclair Transportation Cash Consideration is subject to customary adjustments at closing for working capital of Sinclair Transportation. It is a condition to the closing of the HFC Transactions that the HEP Transactions close immediately prior to the closing of the HFC Transactions. HollyFrontier owns the ultimate general partner of HEP, Holly Logistic Services, L.L.C. (“HLS”) and, collectively with its subsidiaries, also owns 57% of HEP’s outstanding common units. As previously disclosed by each of HollyFrontier and HEP, HollyFrontier, HEP and certain of their respective subsidiaries are parties to the Twenty-First Amended and Restated Omnibus Agreement, effective as of January 1, 2021 (the “Omnibus Agreement”), pursuant to which, among other things, HollyFrontier has agreed that, so long as HollyFrontier owns a controlling interest in HLS, HollyFrontier shall not, without the prior consent of HEP, operate or acquire crude oil pipelines or terminals, refined product pipelines or terminals, intermediate pipelines or terminals, truck racks or crude oil gathering systems in the continental United States.

The following disclosure replaces the first full paragraph on page 4 of the definitive proxy statement, under the caption “Questions and Answers about the Special Meeting and Voting – Is Holly Energy Partners a party to the BCA?”:

In addition, in connection with the Sinclair Transactions, HollyFrontier and HEP entered into a letter agreement on August 2, 2021 (the “Letter Agreement”), pursuant to which, among other things, HEP and HollyFrontier agreed, upon the consummation of the Sinclair Transactions, to enter into amendments to certain of the agreements by and among HEP and its affiliates, on the one hand, and HollyFrontier and its affiliates (other than HEP and its affiliates), on the other hand, to include within the scope of such agreements the assets to be acquired by HEP pursuant to the Contribution Agreement. In addition, the Letter Agreement provides that if, as a condition to obtaining antitrust clearance for the HFC Transactions, HollyFrontier enters into a definitive agreement to divest the Woods Cross Refinery, then HollyFrontier and HEP will enter into a purchase agreement in substantially the form attached to the

Letter Agreement, pursuant to which HEP and its affiliates would sell their assets located at, or relating to, the Woods Cross Refinery (the “HEP WX Assets”) to HollyFrontier in exchange for cash consideration equal to $232.5 million plus the amount of all accounts receivable of HEP and its affiliates in respect of the HEP WX Assets as of the closing date, with such sale to be effective immediately prior to the closing of the Sinclair Transactions. The Letter Agreement and the transactions contemplated thereby were approved by the HollyFrontier Conflicts Committee and the HLS Conflicts Committee, each of which consists of independent directors of HollyFrontier and HLS, respectively.

The following disclosure replaces the fourth full paragraph on page 23 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

HollyFrontier and HEP have periodically held acquisition discussions with Sinclair HoldCo, including as recently as the fourth quarter of 2018 through the first quarter of 2019, but all such previous discussions were preliminary and were mutually terminated without resulting in any agreement on terms of a business combination.

The following disclosure replaces the fifth full paragraph on page 29 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

On June 23, 2021, a meeting of the HollyFrontier Conflicts Committee was held, with HollyFrontier’s senior management and financial advisors. As of such date, the HollyFrontier Conflicts Committee consisted of Mr. Myers, Mr. Echols, and Michael Rose, each of whom is an independent director. The HollyFrontier Conflicts Committee reviewed the initial proposal to HEP regarding (i) terms and conditions, including purchase price, on which HEP and its affiliates would sell their assets located at or near the Woods Cross Refinery to HollyFrontier if HollyFrontier entered into a definitive agreement to divest the Woods Cross Refinery in order to obtain antitrust clearance for the Sinclair Transactions (the “HEP Woods Cross Refinery Assets Divestiture”), and (ii) post-closing minimum volume commitments and tariffs on the Sinclair Transportation midstream assets to be acquired by HEP and other related changes to the intercompany agreements between HollyFrontier and HEP as a result of HEP’s acquisition of Sinclair Transportation (the “Intercompany Agreements Amendments”).

The following disclosure replaces the last full paragraph on page 29 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

Also on June 25, 2021, Mr. Voliva delivered term sheets with respect to the HEP Woods Cross Refinery Assets Divestiture, which included a proposed purchase price of $190 million, and the Intercompany Agreements Amendments, along with forecasts and valuation information, to the HLS Conflicts Committee, its financial advisor, BofA Securities Inc. (“BofA Securities”), Morris Nichols Arsht & Tunnell LLP (“Morris Nichols”), legal counsel to the HLS Conflicts Committee, and Bracewell, on behalf of HollyFrontier and the HollyFrontier Conflicts Committee. The HLS Conflicts Committee consists of Larry Baldwin, Christine LaFollette and Eric Mattson, each of whom is an independent director of HLS.

The following disclosure replaces the fourth full paragraph on page 30 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

On July 16, 2021, a meeting of the HollyFrontier Conflicts Committee was held to consider the HLS Conflicts Committee’s counterproposal for the HEP Woods Cross Refinery Assets Divestiture with HollyFrontier’s senior management and legal and financial advisors. As of such date, the HollyFrontier Conflicts Committee consisted of Mr. Myers, Mr. Echols, Mr. Knocke and Mr. Rose, each of whom is an independent director. The HollyFrontier Conflicts Committee discussed additional financial aspects of the proposed transaction and determined to present a counterproposal to the HLS Conflicts Committee of $225 million for the purchase price for the HEP Woods Cross Refinery Assets Divestiture.

The following disclosure replaces the eighth full paragraph on page 30 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

On July 21, 2021, Mr. Jennings and Mr. Voliva discussed the proposed purchase price for the HEP Woods Cross Refinery Assets Divestiture with Mr. Mattson, Chairman of the HLS Conflicts Committee, and suggested that the parties agree upon a final purchase price of $232.5 million for the assets.

The following disclosure replaces the ninth full paragraph on page 30 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

Also on July 21, 2021, the HLS Conflicts Committee informed Mr. Jennings, Mr. Voliva and Ms. Bhatia that the HLS Conflicts Committee was amenable to HollyFrontier’s latest counterproposal on the proposed purchase price for the HEP Woods Cross Refinery Assets Divestiture and also provided an initial draft of the Letter Agreement to HollyFrontier, which included a proposed purchase agreement for the HEP Woods Cross Refinery Assets Divestiture and additional comments on the Intercompany Agreements Amendments.

The following disclosure replaces the eighth full paragraph on page 31 of the definitive proxy statement, under the caption “The Sinclair Acquisition – Background of the Sinclair Acquisition”:

On August 1, 2021, the HollyFrontier Conflicts Committee reviewed the final terms of the Letter Agreement, the HEP Woods Cross Refinery Assets Divestiture and the Intercompany Agreements Amendments and recommended them to the Board for approval.

The following disclosure replaces the second and third sentences in the first full paragraph on page 47 of the definitive proxy statement, under the caption “Sinclair Downstream Business Financial Analyses – Discounted Cash Flow Analysis”:

Citi calculated implied terminal values for the Sinclair Downstream Business by applying to the fiscal year 2025 estimated adjusted EBITDA of the Sinclair Downstream Business a selected range of adjusted EBITDA multiples of 4.9x to 6.5x selected based on Citi’s professional judgment and taking into account the observed implied 25th and 75th percentiles of the calendar year 2022 estimated adjusted EBITDA multiples of the Sinclair selected R&M companies referenced above under “Sinclair Downstream Business Financial Analyses – Selected Public Companies Analyses – Consolidated.” The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.3% to 9.3% derived from a weighted average cost of capital calculation.

The following disclosure replaces the second and third sentences in the third full paragraph on page 49 of the definitive proxy statement, under the caption “HollyFrontier Financial Analyses – Discounted Cash Flow Analysis”:

Citi calculated implied terminal values for HollyFrontier by applying to HollyFrontier’s fiscal year 2025 estimated adjusted EBITDA a selected range of adjusted EBITDA multiples of 4.8x to 6.5x selected based on Citi’s professional judgment and taking into account the observed implied calendar year 2022 estimated adjusted EBITDA multiple for HollyFrontier and the observed implied 75th percentile of the calendar year 2022 estimated adjusted EBITDA multiples of the HollyFrontier selected R&M companies referenced above under “HollyFrontier Financial Analyses – Selected Public Companies Analyses – Consolidated.” The present values (as of December 31, 2021) of the cash flows and terminal values were then calculated using a selected range of discount rates of 8.2% to 9.2% derived from a weighted average cost of capital calculation.

The following disclosure replaces the second full paragraph on page 99 of the definitive proxy statement, under the caption “Sinclair’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Overview”:

Pursuant to the BCA, HollyFrontier will acquire from Sinclair HoldCo its two refineries, renewable diesel business and marketing business, which consist of Sinclair, its affiliate Wyoming Renewable Diesel Company LLC, and certain of Sinclair’s subsidiaries, including Sinclair Trucking Company, Sinclair Wyoming Refining Company, Sinclair Casper Refining Company, Sinclair Crude Company, Sinclair Tulsa Refining Company and Sinclair Golf Course, Inc. (collectively, the “HollyFrontier Target Entities”). After the signing of the BCA, the HollyFrontier Target Entities were reorganized such that each becomes a subsidiary of Sinclair NewCo. At the closing, Sinclair

NewCo will be transferred to New Parent in exchange for the Sinclair Stock Consideration. Sinclair HoldCo’s crude and refined products pipelines and terminal assets, which are comprised of Sinclair Transportation and its subsidiaries (including Sinclair Logistics LLC, Sinclair Terminals, Sinclair Pipelines and Sinclair Pipeline Company LLC) and joint venture interests (collectively, the “HEP Target Entities”), will be acquired separately by HEP pursuant to the Contribution Agreement as required by the Omnibus Agreement, which prohibits HollyFrontier from acquiring assets of that type. Sinclair Marketing, Inc. and Sinclair Services Company (collectively, the “Retained Entities”), which are Sinclair’s subsidiary and affiliate, respectively, will both be retained by Sinclair HoldCo and will not be sold to either HollyFrontier or HEP. However, as part of the reorganization, certain assets and liabilities of the Retained Entities were transferred to Sinclair.

—END OF SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT—

Additional Information and Where to Find It

The issuance of 60,230,036 shares of New Parent Common Stock in connection with the HFC Transactions (the “Sinclair Stock Consideration”) will be submitted to HollyFrontier’s stockholders for their consideration. In connection with the issuance of the Sinclair Stock Consideration, HollyFrontier filed the definitive proxy statement with the SEC on October 29, 2021, which was mailed to the stockholders of HollyFrontier on or about October 29, 2021. Additionally, HollyFrontier will file other relevant materials with the SEC in connection with the issuance of the Sinclair Stock Consideration. This communication is not intended to be, and is not, a substitute for such filings or for any other document that HollyFrontier may file with the SEC in connection with the issuance of the Sinclair Stock Consideration. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ALL RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HOLLYFRONTIER, THE ISSUANCE OF THE SINCLAIR STOCK CONSIDERATION AND THE HFC TRANSACTIONS. Security holders can obtain copies of the definitive proxy statement and any other documents filed by HollyFrontier with the SEC, and will be able to obtain copies of other relevant materials (when they become available), free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from HollyFrontier by submitting a written request either to Vice President, Investor Relations, HollyFrontier Corporation, 2828 N. Harwood, Suite 1300, Dallas, TX 75201 or to investors@hollyfrontier.com, by calling HollyFrontier’s Investor Relations department at (214) 954-6510, or by going to HollyFrontier’s corporate website at www.hollyfrontier.com under the tab “Investor Relations” and under the heading “Financial Information” and subheading “SEC Filings.”

Participants in Solicitation

HollyFrontier and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from HollyFrontier stockholders in connection with the issuance of the Sinclair Stock Consideration. Information about HollyFrontier’s directors and executive officers is available in HollyFrontier’s definitive proxy statement for its 2021 annual meeting of stockholders filed with the SEC on March 25, 2021. Other information regarding persons who may be deemed participants in the proxy solicitation, including their direct or indirect interests by security holdings or otherwise, is set forth in the definitive proxy statement HollyFrontier filed with the SEC on October 29, 2021 and may be updated or supplemented in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the issuance of the Sinclair Stock Consideration when they become available. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “anticipate(s),” “project(s),” “expect(s),” “plan(s),” “goal(s),” “forecast(s),” “strategy,” “intend(s),” “should,” “would,” “could,” “believe,” “may,” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the Sinclair Transactions. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier and/or HEP, and they are not guarantees of future performance. These forward-looking statements are based on assumptions using currently available information and expectations as of the date thereof that HollyFrontier management believes are reasonable, but that involve certain risks and uncertainties and may prove inaccurate. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecasted in these statements. Any differences could be caused by a number of factors including, but not limited to (i) HollyFrontier’s and HEP’s ability to successfully close the Sinclair Transactions or, once closed, integrate the operations of Sinclair with their existing operations and fully realize the expected synergies of the Sinclair Transactions or on the expected timeline, (ii) the satisfaction or waiver of the conditions precedent to the proposed Sinclair Transactions, including, without limitation, the receipt of the HollyFrontier stockholder approval for the issuance of New Parent Common Stock at closing and regulatory approvals (including clearance by antitrust authorities necessary to complete the Sinclair Transactions) on the terms and timeline desired, (iii) risks relating to the value of the shares of New Parent Common Stock and the value of HEP’s common units to be issued at the closing of the Sinclair Transactions from sales in anticipation of closing and by the Sinclair holders following the closing, (iv) the cost and potential for a delay in closing as a result of litigation challenging the Sinclair Transactions, (v) HollyFrontier’s ability to successfully integrate the operations of the Puget Sound refinery and related assets, including the on-site cogeneration facility and related logistics assets, located in Anacortes, Washington acquired from Equilon Enterprises LLC d/b/a Shell Oil Products US with its existing operations, (vi) disruption the Sinclair Transactions may cause to customers, vendors, business partners and HollyFrontier’s, HEP’s and Sinclair HoldCo’s ongoing business, (vii) the demand for and supply of crude oil and refined products, including uncertainty regarding the effects of the continuing COVID-19 pandemic on future demand, risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricant and specialty products in HollyFrontier’s and HEP’s markets, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricant and specialty products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to infection in the work force or in response to reductions in demand, effects of current and/or future governmental and environmental regulations and policies, including the effects of current and future restrictions on various commercial and economic activities in response to the COVID-19 pandemic, and (viii) other factors, including those listed in the most recent annual, quarterly and periodic reports of HollyFrontier and HEP filed with the SEC, whether or not related to either proposed transaction. All forward-looking statements included in this report are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, HollyFrontier assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this communication or otherwise. Readers are advised, however, to consult any further disclosures HollyFrontier makes in its filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

Date: November 30, 2021	By:	/s/ Richard L. Voliva III
	Name:	Richard L. Voliva III
	Title:	Executive Vice President and Chief Financial Officer